LB-UBS Commercial Mortgage Trust 2001-C7 CMSA Property File ITALICS indicate mortgage loans secured by multiple properties. 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 Transaction ID Loan ID Prospectus Loan ID Property ID Distribution Date Cross-Collateralized Loan Grouping Property Name Property Address Property City Property State Property Zip Code Property County Property Type Code Year Built Year Last Renovated Net Size At Securitization Units / Beds / Rooms At Securitization Property Status Allocated Percentage of Loan at Securitization Current Allocated Percentage Current Allocated Loan Amount Ground Lease (Y/S/N) Other Escrow / Reserve Balances Most Recent Appraisal Date Most Recent Appraisal Value Date Asset is Expected to Be Resolved Foreclosure Date REO Date Occupancy % Occupancy Date Date Lease Rollover Review % Sq. Feet expiring 1-12 months % Sq. Feet expiring 13-24 months % Sq. Feet expiring 25-36 months % Sq. Feet expiring 37-48 months % Sq. Feet expiring 49-60 months Largest Tenant Square Feet of Largest Tenant 2nd Largest Tenant Square Feet of 2nd Largest Tenant 3rd Largest Tenant Square Feet of 3rd Largest Tenant Fiscal Year End Month Securitization Financials As Of Date Revenue At Securitization Operating Expenses At Securitization NOI At Securitization DSCR NOI At Securitization Appraisal Value At Securitization Appraisal Date At Securitization Physical Occupancy At Securitization Date of Last Inspection Preceding FY Financial As of Date Preceding Fiscal Year Revenue Preceding Fiscal Year Expenses Preceding Fiscal Year NOI Preceding Fiscal Year Debt Service Amt. Preceding Fiscal Year DSCR Preceding Fiscal Year Physical Occupancy Sec Preceding FY Financial As of Date Second Preceding FY Revenue Second Preceding FY Expenses Second Preceding FY NOI Second Preceding FY Debt Service Second Preceding FY DSCR Sec Preceding FY Physical Occupancy Property Contribution Date Most Recent Revenue Most Recent Operating Expenses Most Recent NOI Most Recent Debt Service Amount Most Recent DSCR (NOI) Most Recent Financial As of Start Date Most Recent Financial As of End Date Most Recent Financial Indicator NCF at Contribution DSCR (NCF) at Contribution Preceding Fiscal Year NCF Preceding Fiscal Year DSCR (NCF) Second Preceding FY NCF Second Preceding FY DSCR (NCF) Most Recent NCF Most Recent DSCR (NCF) NOI/NCF Indicator Deferred Maintenance Flag LBUBS2001C7 1 1/17/2002 No The UBS Warburg Building 299 Park Avenue New York NY 10171 Office 1967 " 1,017,123 " Sq Feet 6 20010712 400000000 100 20010817 UBS Warburg " 740,987 " Consulate General of Japan " 50,000 " "Nielsen Media Research, Inc." " 50,000 " " 28,359,649 " " 400,000,000 " 20010712 100 20011218 27502453 1.6 LBUBS2001C7 130000396 1A 1/17/2002 The UBS Warburg Building No. 1 20011218 LBUBS2001C7 521000001 1B 1/17/2002 The UBS Warburg Building No. 2 20011218 LBUBS2001C7 343000241 2 1/17/2002 No Fashion Centre at Pentagon City 1100 South Hayes Street Arlington VA 22202 Retail 1989/1990 " 821,644(4) " Sq Feet 6 20010524 310000000 99.7 20010720 Macy's (Pad Lease) " 253,314 " Nordstrom (Pad Lease) " 219,415 " Loews Theatre " 25,074 " " 24,070,229 " " 310,000,000 " 20010524 99.7 20011218 23342106 1.82 LBUBS2001C7 343000260 3 1/17/2002 No Connell Corporate Center I One Connell Drive Berkeley Heights NJ 07922 Office 1984 1999-2000 " 415,372 " Sq Feet 6 20010808 92000000 100 20010701 American Home Assurance " 215,677 " EMC Corporation " 112,841 " Connell Corporation " 54,936 " " 8,666,530 " " 92,000,000 " 20010808 100 20011218 8369227 1.25 LBUBS2001C7 343000236 4 1/17/2002 No Plaza Frontenac 9700 Plaza Frontenac Frontenac MO 63131 Retail 1974 1994 " 443,136(7) " Sq Feet 6 20010608 65000000 97.7 20010901 Neiman Marcus (Anchor owned) " 135,044 " Saks Fifth Avenue (Pad lease) " 125,669 " Landmark Theatre " 14,307 " " 5,336,589 " " 65,000,000 " 20010608 97.7 20011218 5104664 1.53 LBUBS2001C7 343000246 5 1/17/2002 Yes - Amsdell Amsdell Portfolio Various Various Various Various Self-Storage Various " 728,564 " Sq Feet 6 62910000 79.6 20010331 " 6,284,039 " " 62,910,000 " 79.6 20011218 6211183 1.72 LBUBS2001C7 5A 1/17/2002 Yes - Amsdell Amsdell Portfolio - Chapel Road 282 Chapel Road South Windsor CT 06074 Self-Storage 1976 " 62,225 " Sq Feet 6 20010620 2700000 67.9 20010331 " 2,700,000 " 20010620 67.9 20011218 LBUBS2001C7 5B 1/17/2002 Yes - Amsdell Amsdell Portfolio - East Linden & Linden Office 1901 & 1951 East Linden Avenue Linden NJ 07036 Self-Storage 1983 " 137,325 " Sq Feet 6 20010620 10730000 81.7 20010331 " 10,730,000 " 20010620 81.7 20011218 LBUBS2001C7 5C 1/17/2002 Yes - Amsdell Amsdell Portfolio - Flanders Road 868 Flanders Road Mystic CT 06355 Self-Storage 1976 " 50,750 " Sq Feet 6 20010620 3420000 72.2 20010331 " 3,420,000 " 20010620 72.2 20011218 LBUBS2001C7 5D 1/17/2002 Yes - Amsdell Amsdell Portfolio - Littell Road 60 Littell Road East Hanover NJ 07936 Self-Storage 1983 " 107,474 " Sq Feet 6 20010620 13750000 91 20010331 " 13,750,000 " 20010620 91 20011218 LBUBS2001C7 5E 1/17/2002 Yes - Amsdell Amsdell Portfolio - Mallory Avenue 69 Mallory Avenue Jersey City NJ 07304 Self-Storage 1984 " 91,736 " Sq Feet 6 20010620 10250000 78.5 20010331 " 10,250,000 " 20010620 78.5 20011218 LBUBS2001C7 5F 1/17/2002 Yes - Amsdell Amsdell Portfolio - Route 70 1242 Route 70 Brick NJ 08724 Self-Storage 1981 " 51,892 " Sq Feet 6 20010620 4400000 85.8 20010331 " 4,400,000 " 20010620 85.8 20011218 LBUBS2001C7 5G 1/17/2002 Yes - Amsdell Amsdell Portfolio - Rowe Avenue 90 Rowe Avenue Milford CT 06460 Self-Storage 1975 " 45,181 " Sq Feet 6 20010620 3580000 68.6 20010331 " 3,580,000 " 20010620 68.6 20011218 LBUBS2001C7 5H 1/17/2002 Yes - Amsdell Amsdell Portfolio - South Avenue 601 South Avenue Cranford NJ 07016 Self-Storage 1987 " 91,450 " Sq Feet 6 20010620 8330000 74.6 20010331 " 8,330,000 " 20010620 74.6 20011218 LBUBS2001C7 5I 1/17/2002 Yes - Amsdell Amsdell Portfolio - Miles Road 23711 Miles Road Warrensville Heights OH 44128 Self-Storage 1980/1998 " 90,531 " Sq Feet 6 20010623 5750000 82.9 20010331 " 5,750,000 " 20010623 82.9 20011218 LBUBS2001C7 343000273 6 1/17/2002 Yes - Adler Tri-County Business Park 13300 McCormick Drive Tampa FL 33626 Industrial/W'hse 1990 " 674,365 " Sq Feet 6 20010723 30000000 91.2 20010831 Technical Resource Connections " 57,000 " The Stailey Company " 50,000 " Leader Tech Inc. " 41,250 " " 2,589,971 " " 30,000,000 " 20010723 91.2 20011218 2439681 1.36 LBUBS2001C7 343000256 7 1/17/2002 Yes - Wal-Mart/APS Wal-Mart Distribution Center & American Port Services Warehouse Various Savannah GA 31408 Industrial/W'hse 2001 " 1,266,300 " Sq Feet 6 20010625 31500000 100 20010810 " 3,138,334 " " 31,500,000 " 20010625 100 20011218 3040284 1.25 LBUBS2001C7 7A 1/17/2002 Yes - Wal-Mart/APS American Warehousing - Wal-Mart 150 Portside Court Savannah GA 31408 Industrial/W'hse 2001 " 800,100 " Sq Feet 6 20010625 19000000 100 20010810 "Wal-Mart Stores East, Inc." " 800,100 " " 19,000,000 " 20010625 100 20011218 LBUBS2001C7 7B 1/17/2002 Yes - Wal-Mart/APS American Warehousing - American Port Services 235 Jimmy Deloach Parkway Savannah GA 31408 Industrial/W'hse 2001 " 466,200 " Sq Feet 6 20010625 12500000 100 20010810 "American Port Services, Inc." " 250,200 " Michael Stores Incorporated " 216,000 " " 12,500,000 " 20010625 100 20011218 LBUBS2001C7 130000386 8 1/17/2002 No Hadley Shopping Center 4951 Stelton Road South Plainfield NJ 07080 Retail 1985 2001 " 251,464 " Sq Feet 6 20010618 27400000 96.2 20010615 Kohl's " 108,378 " Great A&P Tea Company " 50,174 " "Steak & Ale of New Jersey, Inc." " 12,624 " " 2,412,314 " " 27,400,000 " 20010618 96.2 20011218 2297671 1.35 LBUBS2001C7 130000390 9 1/17/2002 Yes - Torrance Torrance Executive Plaza East 3400-3528 Torrance Boulevard Torrance CA 90071 Office 1975 " 186,053 " Sq Feet 6 20010501 23800000 94.6 20010831 "DRS Sensor Systems, Inc." " 39,480 " "W&K Pharmacy, Inc." " 10,139 " Primarion " 8,491 " " 2,304,447 " " 23,800,000 " 20010501 94.6 20011218 2076923 1.31 LBUBS2001C7 130000428 10 1/17/2002 No Meadows Corporate Park "12501, 12510, and 12520 Propserity Drive" Silver Spring MD 20904 Office 1984 1988 " 165,037 " Sq Feet 6 20010822 22100000 94.3 20010901 Info Management Services " 24,422 " A&T Systems " 17,442 " Long & Fosters " 11,762 " " 2,124,039 " " 22,100,000 " 20010822 94.3 20011218 1844298 1.28 LBUBS2001C7 130000376 11 1/17/2002 No Court Tower Office Building 210 West Pennsylvania Avenue Towson MD 21204 Office 1989 " 132,605 " Sq Feet 6 20010607 21300000 92.6 20010717 "Alijon Services, Inc." " 29,750 " "Whiteford, Taylor & Preston" " 19,585 " Campbell & Company " 16,457 " " 2,005,603 " " 21,300,000 " 20010607 92.6 20011218 1802942 1.26 LBUBS2001C7 343000222 12 1/17/2002 No Skyline Terrace Apartments 930 Figueroa Terrace Los Angeles CA 90012 Multifamily 1988 198 Units 6 20010601 25675000 92.9 20010404 " 1,687,887 " " 25,675,000 " 20010601 92.9 20011218 1687887 1.25 LBUBS2001C7 621000013 13 1/17/2002 No Kendall Summit Kendal Drive & 107th Street Miami FL 33176 Office 1984/1989 " 174,441 " Sq Feet 6 20010517 22225000 94.1 20010331 Jones College " 11,800 " BC Caribbean " 5,643 " Bank Atlantic " 4,655 " " 2,079,146 " " 22,225,000 " 20010517 94.1 20011218 1869603 1.33 LBUBS2001C7 130000360 14 1/17/2002 No Lordens Plaza Shopping Center 586 Nashua Street Milford NH 03055 Retail 1982 1989 " 148,802 " Sq Feet 6 20010515 20500000 98.4 20010531 Shaw's Supermarket " 71,000 " Osco Drugs " 17,050 " The Toadstool Bookshop " 7,500 " " 1,820,024 " " 20,500,000 " 20010515 98.4 20011218 1742230 1.27 LBUBS2001C7 130000391 15 1/17/2002 Yes - Torrance Torrance Executive Plaza West 3828-3858 Carson Street Torrance CA 90503 Office 1975 " 158,559 " Sq Feet 6 20010501 19800000 95.3 20010830 "Actuarial Consultants, Inc." " 10,423 " Daigeault " 5,939 " "Johnson, Thomas & Associates" " 5,822 " " 1,880,424 " " 19,800,000 " 20010501 95.3 20011218 1695380 1.35 LBUBS2001C7 343000268 16 1/17/2002 No Canyon Oaks Apartments 1601 Royal Crest Drive Austin TX 78741 Multifamily 1968/1973 562 Units 6 20010620 18900000 91.3 20010723 " 1,657,131 " " 18,900,000 " 20010620 91.3 20011218 1657131 1.43 LBUBS2001C7 343000290 17 1/17/2002 No 2016 Broadway 2016 Broadway Santa Monica CA 90404 Office 1946-1950 " 82,566 " Sq Feet 6 20010601 26000000 85 20010801 "Cosmo Street Editorial, Inc." " 12,000 " "Playboy Enterprises, Inc." " 9,841 " Richard Gary Enterprises " 6,000 " " 1,985,198 " " 26,000,000 " 20010601 85 20011218 1746874 1.47 LBUBS2001C7 130000359 18 1/17/2002 No Catonsville Plaza Shopping Center 5447 Baltimore National Pike Catonsville MD 21229 Retail 1979 2001 " 280,666 " Sq Feet 6 20010504 18500000 88.6 20010503 Big KMart " 114,329 " Metro Food Market " 63,077 " Super Kids " 16,972 " " 1,625,476 " " 18,500,000 " 20010504 88.6 20011218 1530900 1.25 LBUBS2001C7 130000397 19 1/17/2002 No Interstate Office Park 4542 Ruffner Street and 7675 Dagget Street San Diego CA 92111 Office 1984 1987 " 111,491 " Sq Feet 6 20010418 18675000 97.1 20011001 GSA " 57,177 " Lawyers Title " 13,638 " Enartec " 9,418 " " 1,661,608 " " 18,675,000 " 20010418 97.1 20011218 1512338 1.31 LBUBS2001C7 621000020 20 1/17/2002 No Lake Shore Plaza 4103-4189 Mountain Road Pasadena MD 21122 Retail 1983-1985 1997/2000 " 161,612 " Sq Feet 6 20010516 19800000 97.2 20010501 Safeway " 51,930 " Goodwill " 13,196 " Ace Hardware " 13,098 " " 1,550,262 " " 19,800,000 " 20010516 97.2 20011218 1486754 1.26 LBUBS2001C7 130000365 21 1/17/2002 No Navistar Industrial Building 4612 Navistar Drive Frederick MD 21703 Industrial/W'hse 1998 " 215,085 " Sq Feet 6 20010901 17750000 100 20011001 Crisplant " 215,085 " - " 1,509,835 " " 17,750,000 " 20010901 100 20011218 1407930 1.25 LBUBS2001C7 343000292 22 1/17/2002 Yes - San Vicente 6310 San Vicente 6310 South San Vicente Boulevard Los Angeles CA 90048 Office 1970 1993 " 106,182 " Sq Feet 6 20010627 19000000 87.1 20011008 "Westfall Interior Systems, Inc." " 10,227 " CNI Design " 8,088 " "Midway Hospital Medical Center, Inc." " 7,780 " " 1,452,159 " " 19,000,000 " 20010627 87.1 20011218 1246521 1.39 LBUBS2001C7 343000174 23 1/17/2002 No 400 Market Street 400 Market Street Philadelphia PA 19106 Office 1972 1998 " 169,043 " Sq Feet 6 20001228 14500000 97.7 20001130 Radian Guaranty / CMAC " 29,026 " "Conseco - Services, LLC." " 16,719 " Freedman & Lorry " 14,513 " " 1,475,956 " " 14,500,000 " 20001228 97.7 20011218 1295109 1.42 LBUBS2001C7 343000229 24 1/17/2002 No French Apartments 325/350 West 29/30th St New York NY 10001 Multifamily 1928 1981 174 Units 6 20010601 40600000 98.9 20010625 " 4,009,043 " " 40,600,000 " 20010601 98.9 20011218 4009043 4.91 LBUBS2001C7 130000425 25 1/17/2002 No 300 Park Office Building 300 Park Street Birmingham MI 48009 Office 1984 1994 " 54,258 " Sq Feet 6 20010807 12800000 89.1 20010731 Robert W. Baird " 10,024 " The Magni Group " 6,164 " Morris & Doherty " 3,782 " " 1,121,388 " " 12,800,000 " 20010807 89.1 20011218 1026796 1.31 LBUBS2001C7 343000291 26 1/17/2002 Yes - San Vicente 6330 San Vicente 6330 West San Vicente Boulevard Los Angeles CA 90048 Office 1965 1998 " 97,762 " Sq Feet 6 20010531 16050000 91.5 20011008 "Equity Marketing, Inc." " 57,128 " Gruen Associates " 16,856 " "SK Management Company, LLC" " 9,399 " " 1,165,225 " " 16,050,000 " 20010531 91.5 20011218 1004860 1.37 LBUBS2001C7 343000293 27 1/17/2002 No 9350 Wilshire 9350 Wilshire Boulevard Beverly Hills CA 90212 Office 1957 1999 " 53,735 " Sq Feet 6 20010601 15200000 97.1 20011008 "Lesington Commercial Holdings, Inc." " 13,867 " "Wells Fargo Bank, NA" " 12,666 " "Gettleson, Witzer & Co., LLC" " 6,531 " " 1,127,654 " " 15,200,000 " 20010601 97.1 20011218 1004756 1.39 LBUBS2001C7 130000399 28 1/17/2002 No MacDade Mall 2600 MacDade Boulevard Holmes PA 19043 Retail 1973 1997 " 232,606 " Sq Feet 6 20010710 12500000 94.8 20010801 Kmart " 105,569 " Acme Markets " 46,065 " Fashion Bug " 13,000 " " 1,166,732 " " 12,500,000 " 20010710 94.8 20011218 1039470 1.33 LBUBS2001C7 130000350 29 1/17/2002 No Playhouse Square 275-295 Post Road East Westport CT 06880 Retail 1972 2001 " 38,535 " Sq Feet 6 20010427 12300000 94.8 20010531 "Derma Clinic, Inc." " 5,427 " "Citibank, F.S.B." " 2,683 " "Isabel Eland Shops, Inc." " 2,400 " " 1,057,924 " " 12,300,000 " 20010427 94.8 20011218 1012503 1.32 LBUBS2001C7 130000294 30 1/17/2002 No 3230 Scott Boulevard 3230 Scott Boulevard Santa Clara CA 95052 Industrial/W'hse 1975 2001 " 42,174 " Sq Feet 6 20010226 14500000 100 20010831 "Matrix Semiconductor, Inc." " 42,174 " " 1,363,014 " " 14,500,000 " 20010226 100 20011218 1304273 1.85 LBUBS2001C7 130000346 31 1/17/2002 No 525 East Colorado Boulevard 525 East Colorado Boulevard Pasadena CA 91101 Office 1925 1999 " 63,488 " Sq Feet 6 20010412 10900000 97.6 20010930 24 Hour Fitness " 24,500 " Glabmans Furniture Store " 17,163 " Casey Family Programs " 7,264 " " 1,031,483 " " 10,900,000 " 20010412 97.6 20011218 964153 1.35 LBUBS2001C7 130000364 32 1/17/2002 No Adams Business Park 2900 Adams Street Riverside CA 92504 Office 1989 " 193,038 " Sq Feet 6 20010511 11500000 97.6 20010801 Hunsaker & Associates " 9,362 " Dr. Zimmerman " 9,297 " Van Deale Development Corp. " 7,794 " " 1,029,975 " " 11,500,000 " 20010511 97.6 20011218 893331 1.31 LBUBS2001C7 130000400 33 1/17/2002 Yes - Monterey Inns Victorian Inn 487 Foam Street Monterey CA 93940 Hotel 1987 68 Rooms 6 20010701 13100000 83.7 20010709 " 1,204,315 " " 13,100,000 " 20010701 83.7 20011218 1073588 1.48 LBUBS2001C7 343000232 34 1/17/2002 No Shoprite of Branchburg 3122 Route 22 Branchburg NJ 08876 Retail 1999 " 67,000 " Sq Feet 6 20010415 10000000 100 20010701 Shoprite (Foodarama) " 67,000 " " 839,342 " " 10,000,000 " 20010415 100 20011218 822592 1.25 LBUBS2001C7 621000035 35 1/17/2002 No Baldwin Business Park 13100-13311 Brooks Drive Baldwin Park CA 91706 Industrial/W'hse 1988 " 125,865 " Sq Feet 6 20010726 10320000 98.2 20011005 Options Child Care " 17,339 " ET Micro " 4,608 " "Chuan Chia USA, Inc." " 4,213 " " 940,222 " " 10,320,000 " 20010726 98.2 20011218 865176 1.41 LBUBS2001C7 130000401 36 1/17/2002 Yes - Monterey Inns Spindrift Inn 625 Cannery Row Monterey CA 93940 Hotel 1984 2000 42 Rooms 6 20010701 13600000 79.8 20010709 " 1,173,695 " " 13,600,000 " 20010701 79.8 20011218 1044657 1.48 LBUBS2001C7 621000037 37 1/17/2002 No River Oaks Apartments 11291 Harts Road Jacksonville FL 32218 Multifamily 1975 1992-1996 288 Units 6 20010820 9800000 100 20010630 " 783,698 " " 9,800,000 " 20010820 100 20011218 783698 1.32 LBUBS2001C7 130000340 38 1/17/2002 No Nazareth Plaza 859 Nazareth Pike Nazareth PA 18064 Retail 1970 1990 " 181,515 " Sq Feet 6 20010804 9450000 95.7 20010501 LANECO/SUPER VALU " 111,780 " Ace Hardware " 17,500 " Dollar General " 8,000 " " 877,494 " " 9,450,000 " 20010804 95.7 20011218 765386 1.26 LBUBS2001C7 130000402 39 1/17/2002 Yes - Monterey Inns Monterey Bay Inn 242 Cannery Row Monterey CA 93940 Hotel 1984 2000 47 Rooms 6 20010701 12100000 86.9 20010709 " 1,050,460 " " 12,100,000 " 20010701 86.9 20011218 935056 1.48 LBUBS2001C7 343000255 40 1/17/2002 No Shadow Creek Apartments 5417 East 96th Place Kansas City MO 64137 Multifamily 1971 2000 231 Units 6 20010703 8350000 96.5 20010629 " 691,275 " " 8,350,000 " 20010703 96.5 20011218 691275 1.29 LBUBS2001C7 343000284 41 1/17/2002 Yes - Adler Tamiami Properties Various Miami FL Various Industrial/W'hse Various " 269,065 " Sq Feet 6 20010720 9700000 97 20010831 " 822,127 " " 9,700,000 " 20010720 97 20011218 769117 1.49 LBUBS2001C7 41A 1/17/2002 Yes - Adler Tamiami - Airland Industrial Center 13825 & 13839 SW 139th Ct. Miami FL 33157 Industrial/W'hse 1981-1983 " 50,400 " Sq Feet 6 20010720 1823308 98 20010627 Miami Cellophane " 7,200 " "Master Marble, Inc." " 6,000 " "J.C. & D Custon Cabinet, Inc." " 3,000 " " 1,823,308 " 20010720 98 20011218 LBUBS2001C7 41B 1/17/2002 Yes - Adler Tamiami - Ideal Commerce Center 10700 & 10918 SW 188th St. Miami FL 33157 Industrial/W'hse 1979-1981 " 109,965 " Sq Feet 6 20010720 3938346 90 20010627 "Tech-Optics, Inc." " 16,100 " Irwin Adler & Rober Mayer " 5,800 " "South Florida Collison, Inc." " 5,006 " " 3,938,346 " 20010720 90 20011218 LBUBS2001C7 41C 1/17/2002 Yes - Adler Tamiami - Flag Industrial Center 10715 & 10755 SW 190th St. Miami FL 33157 Industrial/W'hse 1983-1984 " 89,600 " Sq Feet 6 20010720 3209023 94 20010627 21st Century Closet Innovation " 3,000 " Robert James Schmidt " 2,400 " All South Paper & Chemical Supply " 2,400 " " 3,209,023 " 20010720 94 20011218 LBUBS2001C7 41D 1/17/2002 Yes - Adler Tamiami - Quail Roost Warehouse 10512 SW 185th Ter. Miami FL 33157 Industrial/W'hse 1972 " 19,100 " Sq Feet 6 20010720 729323 100 20010627 Carrier A/C " 14,500 " "Sun Light Compressors, Inc." " 4,600 " " 729,323 " 20010720 100 20011218 LBUBS2001C7 130000362 42 1/17/2002 No Bridgeview Plaza Shopping Center 605 U.S. Route 9W Highland NY 12528 Retail 1990 " 139,955 " Sq Feet 6 20010518 8500000 97.6 20010530 Ames " 61,420 " Hannaford Supermarket " 46,410 " McDonald's " 5,000 " " 745,375 " " 8,500,000 " 20010518 97.6 20011218 700816 1.23 LBUBS2001C7 130000405 43 1/17/2002 No 1290 East Main Street 1290 East Main Street Stamford CT 06902 Office 1986 " 54,103 " Sq Feet 6 20010712 8500000 100 20010914 Wahlstrom & Company " 21,967 " F.A. Barlett Tree " 14,076 " "Norseland, Inc." " 9,330 " " 743,747 " " 8,500,000 " 20010712 100 20011218 665077 1.27 LBUBS2001C7 343000178 44 1/17/2002 No Star Plaza 2402 Bay Area Boulevard Houston TX 77058 Retail 1977 " 76,028 " Sq Feet 6 20010115 8720000 97.4 20010730 Petco " 18,244 " Sherlock Pub " 9,400 " Autozone " 8,640 " " 788,147 " " 8,720,000 " 20010115 97.4 20011218 745203 1.42 LBUBS2001C7 130000352 45 1/17/2002 No The Market Place 8063 Jericho Turnpike Woodbury NY 11797 Retail 1959 1996 " 36,794 " Sq Feet 6 20010401 9200000 100 20010401 Sutton Place Gourmet " 22,514 " Party City " 10,000 " "Jos. A. Bank, Clothiers" " 4,280 " " 783,484 " " 9,200,000 " 20010401 100 20011218 741566 1.44 LBUBS2001C7 130000404 46 1/17/2002 No South Orange Plaza 76 South Orange Avenue South Orange NJ 07079 Office 1970 " 82,510 " Sq Feet 6 20010701 8400000 94.2 20010926 PNC Bank " 9,040 " Quality Technology Solutions Inc. " 6,484 " Scheer Advertising Agency Inc. " 5,872 " " 776,813 " " 8,400,000 " 20010701 94.2 20011218 632468 1.26 LBUBS2001C7 343000235 47 1/17/2002 No Manzanita Place 3020 West Valencia Road Tuscon AZ 85746 Retail 1982 " 117,256 " Sq Feet 6 20010501 8200000 100 20010801 Safeway " 52,100 " Osco Drugs " 10,843 " 99 Cents Only Store " 8,450 " " 706,725 " " 8,200,000 " 20010501 100 20011218 649841 1.3 LBUBS2001C7 130000407 48 1/17/2002 No Lake Hills Office Plaza 23141 Moulton Parkway Laguna Hills CA 92653 Office 1988 " 44,972 " Sq Feet 6 20010703 8400000 99.3 20010810 County of Orange " 33,345 " Califonia Board of Equilization " 11,300 " " 728,936 " " 8,400,000 " 20010703 99.3 20011218 692148 1.41 LBUBS2001C7 130000389 49 1/17/2002 Yes - Renata & Ferncrest Renata & Ferncrest Apartments Various Cincinnati OH 45211 Multifamily Various 265 Units 6 20010328 7200000 96.2 20010606 " 730,811 " " 7,200,000 " 20010328 96.2 20011218 662793 1.37 LBUBS2001C7 49A 1/17/2002 Yes - Renata & Ferncrest Ferncrest Apartments 3173-3193 Ferncrest Court Cincinnati OH 45211 Multifamily 1974 144 Units 6 20010328 3800000 97.2 20010606 " 3,800,000 " 20010328 97.2 20011218 LBUBS2001C7 49B 1/17/2002 Yes - Renata & Ferncrest Renata Apartments 2441-2461 Westwood Northern Boulevard Cincinnati OH 45211 Multifamily 1966 121 Units 6 20010328 3400000 95 20010606 " 3,400,000 " 20010328 95 20011218 LBUBS2001C7 130000318 50 1/17/2002 No Food 4 Less - Harbor City 851 West Sepulveda Boulevard Harbor City CA 90502 Retail 1970 " 104,437 " Sq Feet 6 20010222 7900000 100 20010517 Ralph's Grocery " 104,437 " " 966,542 " " 7,900,000 " 20010222 100 20011218 850664 1.32 LBUBS2001C7 343000272 51 1/17/2002 Yes - Adler Kennedy Commerce Center 997-998 Kennedy Boulevard Orlando FL 32907 Industrial/W'hse 1999 " 119,637 " Sq Feet 6 20010720 8600000 71.5 20010625 "Fulfillment Partners, Inc." " 40,309 " "Vincent Ferrer, LLC" " 8,754 " "Simple Living, Inc." " 8,293 " " 580,971 " " 8,600,000 " 20010720 71.5 20011218 551061 1.29 LBUBS2001C7 521000052 52 1/17/2002 No Montclair Village Plaza 8801 Central Avenue Montclair CA 91763 Retail 1983 " 51,315 " Sq Feet 6 20010412 7640000 87.6 20010906 Pomona Valley Hospital " 9,100 " "Aaron Brothers, Inc." " 8,000 " Gateway 2000 Country " 8,000 " " 664,109 " " 7,640,000 " 20010412 87.6 20011218 637736 1.37 LBUBS2001C7 343000225 53 1/17/2002 No Nexus Town Center 3400 La Sierra Avenue Riverside CA 92503 Retail 1988 " 55,779 " Sq Feet 6 20010705 8650000 90.5 20010621 Bio Medical " 11,580 " Chief Auto Parts " 4,510 " Video Joy " 4,000 " " 647,200 " " 8,650,000 " 20010705 90.5 20011218 604403 1.34 LBUBS2001C7 343000257 54 1/17/2002 No South Plaza Shopping Center FL Highway 50 & 41 Brooksville FL 34601 Retail 1974 " 127,224 " Sq Feet 6 20010705 6850000 99.1 20010801 Winn Dixie " 51,700 " Beall's Outlet " 14,910 " Goodwill " 10,800 " " 596,142 " " 6,850,000 " 20010705 99.1 20011218 557106 1.28 LBUBS2001C7 521000055 55 1/17/2002 No The Pavilion Senior Residences 122 Jefferson Heights Catskill NY 12414 Assisted Living 1990/1996 79 Units 6 19991026 8000000 96.2 20010823 " 734,017 " " 8,000,000 " 19991026 96.2 20011218 734017 1.35 LBUBS2001C7 621000056 56 1/17/2002 No Costco Center 17940 Newhope Street Fountain Valley CA 92708 Retail 1989-1993 " 36,189 " Sq Feet 6 20010605 7200000 100 20010629 Petsmart " 26,041 " Souplantation " 7,800 " Taco Bell " 2,348 " " 567,500 " " 7,200,000 " 20010605 100 20011218 556085 1.28 LBUBS2001C7 343000244 57 1/17/2002 No Villages of Kiln Creek 209 & 211 Village Avenue Yorktown VA 23693 Retail 1998/1999 " 45,300 " Sq Feet 6 20010601 6400000 100 20011003 Blockbuster Entertainment " 5,500 " Healthquest Midatlantic " 3,750 " Cox Communications " 3,750 " " 617,507 " " 6,400,000 " 20010601 100 20011218 583396 1.39 LBUBS2001C7 343000226 58 1/17/2002 No Meridian Center I 2 Industrial Way West Eatontown NJ 07724 Office 1986 " 59,412 " Sq Feet 6 20010627 6700000 100 20010430 "Hayt, Hayt & Landau Law Firm" " 10,073 " PVC Container Corp " 9,300 " Revenue Maximization " 8,814 " " 640,932 " " 6,700,000 " 20010627 100 20011218 580932 1.41 LBUBS2001C7 130000433 59 1/17/2002 No Washington Square Shopping Center West Washington Street and Wolfe Nursery Road Stephenville TX 76401 Retail 2000 " 75,543 " Sq Feet 6 20010827 7100000 92.2 20010901 Staples Office Superstore " 23,942 " Goody's Family Clothing " 22,560 " Dollar Tree " 6,160 " " 635,458 " " 7,100,000 " 20010827 92.2 20011218 590185 1.44 LBUBS2001C7 343000209 60 1/17/2002 No Harbor Plaza Shopping Center 1705 S. Federal Highway DelRay Beach FL 33483 Retail 1982 " 45,361 " Sq Feet 6 20010301 6500000 97.7 20010831 Carrabba's " 6,442 " Walgreen (Red Hot & Blue) " 4,182 " "Human Medical Plan, Inc" " 3,950 " " 600,255 " " 6,500,000 " 20010301 97.7 20011218 569365 1.37 LBUBS2001C7 130000410 61 1/17/2002 No Foxtail Center 1924-1964 York Road Timonium MD 21093 Retail 1997 " 30,072 " Sq Feet 6 20010713 6400000 95.3 20010718 Verizon " 6,500 " Kinko's " 5,610 " "Duron, Inc" " 4,353 " " 598,269 " " 6,400,000 " 20010713 95.3 20011218 569479 1.41 LBUBS2001C7 130000419 62 1/17/2002 No Rockwest Corporate Park 1001 &1005 West Fayette Street Syracuse NY 13204 Industrial/W'hse 1920 1993 " 252,512 " Sq Feet 6 20010926 6100000 93.3 20010930 Oneida Air Systems " 54,406 " JP Byrne " 26,180 " Nextell Communications " 25,000 " " 645,296 " " 6,100,000 " 20010926 93.3 20011218 531791 1.3 LBUBS2001C7 521000063 63 1/17/2002 No Callaway Plaza 129-225 South Tyndall Parkway Callaway FL 32404 Retail 1984 " 155,040 " Sq Feet 6 20000115 6050000 100 20010801 Kmart " 87,543 " Food World " 42,848 " "Beall's Outlet Stores, Inc." " 8,400 " " 587,915 " " 6,050,000 " 20000115 100 20011218 533722 1.26 LBUBS2001C7 343000269 64 1/17/2002 No 4545 Post Oak Place 4545 Post Oak Place Houston TX 77027 Office 1973 " 68,300 " Sq Feet 6 20010719 5825000 92.8 20010901 Hart Publications " 15,326 " Creekstone Builders " 4,814 " Living Bank International " 3,912 " " 539,385 " " 5,825,000 " 20010719 92.8 20011218 470766 1.32 LBUBS2001C7 343000325 65 1/17/2002 No Crossroads Center 2300 East Highland Avenue Jonesboro AR 72401 Retail 1980 1998 " 44,792 " Sq Feet 6 20010716 5600000 100 20010531 Office Max " 24,028 " Pier 1 " 9,366 " "Stammco, LLC" " 6,000 " " 516,711 " " 5,600,000 " 20010716 100 20011218 508742 1.4 LBUBS2001C7 621000066 66 1/17/2002 No East Paris Shoppes 3955 28th Street S.E. Grand Rapids MI 49512 Retail 1988 " 37,500 " Sq Feet 6 20010501 5300000 100 20010627 Shoe Carnival " 10,200 " Learning Express " 4,900 " The Casual Male " 3,800 " " 480,175 " " 5,300,000 " 20010501 100 20011218 460542 1.31 LBUBS2001C7 621000067 67 1/17/2002 Yes - Securcare Securcare-Colorado Springs Various Colorado Springs CO Various Self-Storage Various " 148,900 " Sq Feet 6 20010809 6870000 78.2 20010823 " 478,621 " " 6,870,000 " 20010809 78.2 20011218 478621 1.44 LBUBS2001C7 67A 1/17/2002 Yes - Securcare Securcare - 3420 Vickers Drive 3420 Vickers Drive Colorado Springs CO 80918 Self-Storage 1998 " 47,050 " Sq Feet 6 20010809 2320000 78.8 20010823 " 2,320,000 " 20010809 78.8 20011218 LBUBS2001C7 67B 1/17/2002 Yes - Securcare Securcare - 777 South Academy Boulevard 777 South Academy Boulevard Colorado Springs CO 80910 Self-Storage 1997 " 45,350 " Sq Feet 6 20010809 2060000 75.3 20010823 " 2,060,000 " 20010809 75.3 20011218 LBUBS2001C7 67C 1/17/2002 Yes - Securcare Securcare - 2005 King Street 2005 King Street Colorado Springs CO 80904 Self-Storage 1999 " 56,500 " Sq Feet 6 20010809 2490000 80.1 20010823 " 2,490,000 " 20010809 80.1 20011218 LBUBS2001C7 343000237 68 1/17/2002 No South Road Square 804 South Road Poughkeepsie NY 12601 Retail 1989 " 44,071 " Sq Feet 6 20010521 5450000 100 20010823 Bug-A-Boo Steakhouse " 10,420 " Auto Zone " 9,000 " Mother Earths Storehouse " 5,200 " " 554,790 " " 5,450,000 " 20010521 100 20011218 521139 1.57 LBUBS2001C7 130000408 69 1/17/2002 No Maple Oaks Estates Apartments 2667 Audubon Drive Middletown OH 45044 Multifamily 1974 1975 166 Units 6 20010719 4950000 97 20010925 " 472,416 " " 4,950,000 " 20010719 97 20011218 422616 1.32 LBUBS2001C7 130000388 70 1/17/2002 No Bryan Dairy Road Industrial Facility 8145-8155 Bryan Dairy Road Largo FL 33777 Industrial/W'hse 1975 " 111,874 " Sq Feet 6 20010901 5000000 100 20010718 Eckerd Corporation " 61,847 " "FedEx Ground Package System, Inc." " 50,000 " " 545,233 " " 5,000,000 " 20010901 100 20011218 487890 1.51 LBUBS2001C7 343000266 71 1/17/2002 Yes - Chico University Park Apartments 555 Nord Ave. Chico CA 95926 Multifamily 1988 90 Units 6 20010723 4700000 97.8 20010731 " 349,694 " " 4,700,000 " 20010723 97.8 20011218 349694 1.22 LBUBS2001C7 343000227 72 1/17/2002 No Silver Creek Apartments 4822 Gus Eckert Road San Antonio TX 78240 Multifamily 1984 160 Units 6 20010509 4570000 98.1 20010725 " 355,841 " " 4,570,000 " 20010509 98.1 20011218 355841 1.22 LBUBS2001C7 621000073 73 1/17/2002 No Huntington Lane Apartments 152 Dodd Street Marietta GA 30060 Multifamily 1944 2000 98 Units 6 20010307 4500000 98 20010531 " 374,527 " " 4,500,000 " 20010307 98 20011218 374527 1.3 LBUBS2001C7 343000069 74 1/17/2002 No Nobscot Shopping Center 770 Water Street Framingham MA 01701 Retail 1962 1989 " 46,690 " Sq Feet 6 20011114 4800000 100 20011011 Country Fair Star " 23,100 " CVS " 8,300 " Metro West Bank " 3,390 " " 442,983 " " 4,800,000 " 20011114 100 20011218 429976 1.36 LBUBS2001C7 521000075 75 1/17/2002 No 900 Morse Road 900 Morse Road Columbus OH 43229 Retail 1993/1996 " 64,862 " Sq Feet 6 20010301 4600000 100 20010801 H.H. Greg Appliances " 30,000 " K & G Men's Superstore " 29,862 " Surplus Freight " 5,000 " " 510,308 " " 4,600,000 " 20010301 100 20011218 474308 1.63 LBUBS2001C7 130000403 76 1/17/2002 No Skippack Square 4284 Township Line Road Skippack PA 19473 Retail 2000 " 23,140 " Sq Feet 6 20010502 4100000 91 20010821 CVS " 10,125 " King Buffet Chinese " 2,665 " Frankford Assoc / Dry Cleaners " 2,015 " " 378,413 " " 4,100,000 " 20010502 91 20011218 361154 1.33 LBUBS2001C7 343000234 77 1/17/2002 No Arbuckle Drive 9109-9169 Arbuckle Drive Gaithersburg MD 20877 Industrial/W'hse 1983 " 50,012 " Sq Feet 6 20010601 3900000 100 20010701 Sage " 12,932 " Global SatCom " 10,000 " Cabinet Discounter " 6,480 " " 363,523 " " 3,900,000 " 20010601 100 20011218 347566 1.32 LBUBS2001C7 130000366 78 1/17/2002 No Walgreens - Ft. Lauderdale 601 East Commercial Boulevard Fort Lauderdale FL 33334 Retail 2000 " 15,120 " Sq Feet 6 20010524 4250000 100 20010622 Walgreens " 15,120 " " 340,751 " " 4,250,000 " 20010524 100 20011218 337727 1.24 LBUBS2001C7 343000274 79 1/17/2002 Yes - Adler Edgewater Commerce Center 6250 Edgewater Drive Orlando FL 32810 Industrial/W'hse 1986 " 64,000 " Sq Feet 6 20010720 3900000 88.8 20010725 "Sears Termite & Pest Control, Inc." " 14,800 " Manheim Dealer Support Service " 8,000 " "Groupware International, Inc." " 4,800 " " 351,689 " " 3,900,000 " 20010720 88.8 20011218 331295 1.38 LBUBS2001C7 130000384 80 1/17/2002 No Norwood Apartments 1417 N Street NW Washington DC 20005 Multifamily 1938 1999 84 Units 6 20010523 3930000 100 20010712 " 355,036 " " 3,930,000 " 20010523 100 20011218 334036 1.36 LBUBS2001C7 343000286 81 1/17/2002 No Hyde Park Plaza 324 South Hyde Park Ave Tampa FL 33606 Office 1989 " 32,707 " Sq Feet 6 20010713 4100000 95.2 20011001 "Allen, Norton & Blue, P.A." " 8,163 " Fleischman Garcia " 7,106 " United Alliance Group " 3,988 " " 347,256 " " 4,100,000 " 20010713 95.2 20011218 313636 1.32 LBUBS2001C7 130000142 82 1/17/2002 No Chancellor Shopping Center 3535 West Dunlap Avenue Phoenix AZ 85051 Retail 1976 " 83,692 " Sq Feet 6 20011004 5400000 100 20010801 Chancellor Academics Inc. " 52,800 " "Manila Supermarket, Inc." " 13,526 " All Seasons Pool & Patio " 7,424 " " 532,286 " " 5,400,000 " 20011004 100 20011218 485388 1.73 LBUBS2001C7 621000083 83 1/17/2002 No 170 5th Avenue 170 5th Avenue New York NY 10010 Retail 1898 2000/2001 " 2,450 " Sq Feet 6 20010701 4600000 100 20010731 "Zales Deleware, Inc." " 2,450 " " 379,535 " " 4,600,000 " 20010701 100 20011218 358535 1.45 LBUBS2001C7 521000084 84 1/17/2002 No Almeda Square Shopping Center 12120 Gulf Freeway Houston TX 77075 Retail 1975 " 126,952 " Sq Feet 6 20010219 5200000 71.4 20010205 Big Lots " 26,402 " Factory 2-U Store " 18,959 " Recreational Factory Warehouse " 13,500 " " 444,743 " " 5,200,000 " 20010219 71.4 20011218 368572 1.48 LBUBS2001C7 343000231 85 1/17/2002 No New Market Square 2601 New Market Road Varina VA 23231 Retail 1997 " 40,125 " Sq Feet 6 20010601 3500000 96.3 20010524 Food Lion " 33,000 " "Barber MTV, Inc." " 3,600 " Hawthorme Cleaners " 1,050 " " 332,837 " " 3,500,000 " 20010601 96.3 20011218 324395 1.38 LBUBS2001C7 130000336 86 1/17/2002 No Wylds Woods Apartments 1508 Wylds Court Augusta GA 30909 Multifamily 1984 112 Units 6 20010405 3500000 93.8 20010630 " 387,307 " " 3,500,000 " 20010405 93.8 20011218 355163 1.58 LBUBS2001C7 130000353 87 1/17/2002 No Washington Mutual Bank Building 8450 Van Nuys Boulevard Panorama City CA 91402 Retail 1956 1974 " 22,988 " Sq Feet 6 20010502 3700000 100 20010801 Washington Mutual Bank " 22,988 " " 303,558 " " 3,700,000 " 20010502 100 20011218 289548 1.28 LBUBS2001C7 130000333 88 1/17/2002 No Willow Wood Apartments 5151 South Willow Drive Houston TX 77035 Multifamily 1976 1999 178 Units 6 20010116 3825000 100 20010918 " 377,579 " " 3,825,000 " 20010116 100 20011218 333079 1.44 LBUBS2001C7 130000334 89 1/17/2002 No 20 Carter Drive 20 Carter Drive Guilford CT 06437 Industrial/W'hse 1979 1989 " 69,900 " Sq Feet 6 20010301 3900000 100 20010831 "Microtech International, Inc." " 69,900 " " 328,907 " " 3,900,000 " 20010301 100 20011218 287120 1.31 LBUBS2001C7 343000249 90 1/17/2002 No Westpark Plaza 2431-2467 West Main Street Carbondale IL 62901 Retail 1982 " 55,322 " Sq Feet 6 20010713 3400000 100 20010629 Kroger " 31,170 " CVS Drugs " 10,069 " Sherwin Williams " 5,600 " " 401,954 " " 3,400,000 " 20010713 100 20011218 385358 1.81 LBUBS2001C7 343000230 91 1/17/2002 No Annie Land Plaza 57-85 Callohill Drive Lovingston VA 22949 Retail 1998 " 42,500 " Sq Feet 6 20010531 3200000 94.4 20010524 Food Lion " 29,000 " Family Dollar " 6,000 " Acorn Computers " 2,400 " " 277,325 " " 3,200,000 " 20010531 94.4 20011218 268215 1.28 LBUBS2001C7 621000092 92 1/17/2002 No Cave Creek Plaza 19401 North Cave Creek Road Phoenix AZ 85050 Retail 1987/1998 " 39,505 " Sq Feet 6 20010629 3115000 91 20010630 Frazee Paint " 6,000 " Eaton Vet Labs " 5,901 " Developmental Systems " 4,800 " " 349,641 " " 3,115,000 " 20010629 91 20011218 309641 1.63 LBUBS2001C7 130000382 93 1/17/2002 No The Allman Building 1701 Walnut Street Philadelphia PA 19103 Office/Retail 1912 1997 " 22,914 " Sq Feet 6 20010606 3000000 77.1 20010701 Review Publishing " 9,060 " The Silk Clinic " 2,800 " The Limited Inc. " 2,500 " " 282,429 " " 3,000,000 " 20010606 77.1 20011218 253995 1.35 LBUBS2001C7 130000301 94 1/17/2002 No Northgate Shopping Center 9308 North Lamar Boulevard Austin TX 78753 Retail 1972 1987 " 35,774 " Sq Feet 6 20010309 3275000 100 20011001 Austin Minor Emergency " 5,371 " Sports Kingdom " 5,000 " Mr. Gatti's " 3,944 " " 327,746 " " 3,275,000 " 20010309 100 20011218 296810 1.42 LBUBS2001C7 130000369 95 1/17/2002 No Centennial Plaza 1 8300 Old Courthouse Road Vienna VA 22182 Office 1980 " 17,858 " Sq Feet 6 20010313 2900000 100 20010927 AAA Mid Atlantic Automobile Association Inc. " 4,817 " "New Year Tech, Inc." " 4,105 " "Inco Systems, Inc." " 3,943 " " 269,876 " " 2,900,000 " 20010313 100 20011218 241275 1.29 LBUBS2001C7 130000354 96 1/17/2002 Yes - Greenwich Greenwich Properties Various Syracuse NY Various Multifamily Various Various 96 Units 6 2775000 99 " 312,252 " " 2,775,000 " 99 20011218 284964 1.33 LBUBS2001C7 96A 1/17/2002 Yes - Greenwich Greenwich Manor Apartments 670 East Seneca Turnpike Syracuse NY 13205 Multifamily 1970 72 Units 6 20010503 2125000 100 20010423 " 2,125,000 " 20010503 100 20011218 LBUBS2001C7 96B 1/17/2002 Yes - Greenwich 502 University Avenue 502 University Avenue Syracuse NY 13206 Multifamily 1910 2000 24 Units 6 20010725 650000 95.8 20010706 " 650,000 " 20010725 95.8 20011218 LBUBS2001C7 130000381 97 1/17/2002 No Bank of America Building 1500 South Dixie Highway Coral Gables FL 33146 Retail 1981 " 15,500 " Sq Feet 6 20010516 2820000 100 20010601 Bank of America " 15,500 " " 257,969 " " 2,820,000 " 20010516 100 20011218 239946 1.38 LBUBS2001C7 130000377 98 1/17/2002 No Budget Storage 4915 East Galley Road Colorado Springs CO 80915 Self-Storage 1999 " 51,200 " Sq Feet 6 20010716 2985000 94.5 20010619 " 278,675 " " 2,985,000 " 20010716 94.5 20011218 270995 1.41 LBUBS2001C7 621000099 99 1/17/2002 No Edgewater Building 600 South Magnolia Ave Tampa FL 33606 Office 1926 1996 " 20,302 " Sq Feet 6 20010727 2550000 100 20010801 "Nickerson, Inc." " 4,199 " Digital Video Arts " 3,365 " Elements " 3,279 " " 219,705 " " 2,550,000 " 20010727 100 20011218 198185 1.34 LBUBS2001C7 343000267 100 1/17/2002 Yes - Chico Oakwood Apartments 828 Nord Ave Chico CA 95926 Multifamily 1988 32 Units 6 20010723 2400000 100 20010731 " 176,439 " " 2,400,000 " 20010723 100 20011218 176439 1.23 LBUBS2001C7 621000101 101 1/17/2002 No Holiday Plaza Shopping Center 1707-1898 West 92nd Street Federal Heights CO 80260 Retail 1983 " 34,822 " Sq Feet 6 20010430 2360000 98.1 20010321 Holiday Plaza Coin Laundry " 3,140 " Lucky's Supermarket " 3,047 " Parkway Cafe " 2,998 " " 226,187 " " 2,360,000 " 20010430 98.1 20011218 209357 1.48 LBUBS2001C7 521000102 102 1/17/2002 No Hermosa Beach 1332 Hermosa Avenue Hermosa Beach CA 90254 Retail 1941 Various " 15,075 " Sq Feet 6 20001127 3000000 100 20010523 Besties Pub " 4,720 " TJ Charlyz " 2,314 " Yoga Fit (Beth Shaw) " 2,307 " " 210,626 " " 3,000,000 " 20001127 100 20011218 189584 1.42 LBUBS2001C7 130000329 103 1/17/2002 No Oak Cluster West Apartments 5453 Oak Cluster Terrace Orlando FL 32808 Multifamily 1984 44 Units 6 20010323 2075000 100 20010901 " 193,485 " " 2,075,000 " 20010323 100 20011218 177205 1.33 LBUBS2001C7 130000411 104 1/17/2002 No Murrieta Springs Plaza 25296 and 25320 Madison Avenue Murrieta CA 92562 Retail 1990 1999 " 11,775 " Sq Feet 6 20010301 2150000 100 20010801 Frame N Art " 2,775 " Super Discount Mattress " 2,400 " "Fan Diego, Inc." " 1,500 " " 181,309 " " 2,150,000 " 20010301 100 20011218 166897 1.39 LBUBS2001C7 343000254 105 1/17/2002 No West 10th Place 1721 West 10th Place Tempe AZ 85281 Industrial/W'hse 1975 " 40,427 " Sq Feet 6 20010711 2100000 100 20010515 Tom Hopkins International " 10,048 " Convenient Houseware & Linen Rentals " 7,920 " Advantage PEO/Foutz Motorsports " 7,434 " " 177,995 " " 2,100,000 " 20010711 100 20011218 165702 1.39 LBUBS2001C7 130000358 106 1/17/2002 No Precision Office 1609 Precision Drive Plano TX 75074 Office 2000 " 22,320 " Sq Feet 6 20010315 1900000 100 20010315 "Xencom Systems, Inc." " 9,210 " "Dallas Industries, Inc." " 7,440 " "SBA, Inc." " 5,670 " " 167,752 " " 1,900,000 " 20010315 100 20011218 151305 1.27 LBUBS2001C7 130000367 107 1/17/2002 No 6305 Sunset Corporate Drive 6305 Sunset Corporate Drive Las Vegas NV 89120 Office 2001 " 25,830 " Sq Feet 6 20010321 2100000 100 20010227 "Wallace Computer Services, Inc." " 25,830 " " 181,862 " " 2,100,000 " 20010321 100 20011218 160467 1.38 LBUBS2001C7 521000108 108 1/17/2002 No Greenville Park Shopping Center 2504 K Avenue Plano TX 75075 Retail 1985 " 35,868 " Sq Feet 6 20010323 2120000 96.2 20010831 Columbia Medical Center of Plano " 4,435 " Rent A Center " 4,120 " Race World " 3,782 " " 208,549 " " 2,120,000 " 20010323 96.2 20011218 169440 1.52 LBUBS2001C7 130000339 109 1/17/2002 No Petersburg Place Apartments 3622 Old Petersburg Road Martinez GA 30907 Multifamily 1985 62 Units 6 20010405 1800000 93.6 20010630 " 211,970 " " 1,800,000 " 20010405 93.6 20011218 194424 1.56 LBUBS2001C7 130000374 110 1/17/2002 No The Waldo Building 204 West 8th Street Cincinnati OH 45202 Multifamily 1896 38 Units 6 20010426 1650000 97.4 20010828 " 183,922 " " 1,650,000 " 20010426 97.4 20011218 169657 1.6 LBUBS2001C7 343000259 111 1/17/2002 No Machackemach Village 230 Jersey Avenue Port Jervis NY 12771 Multifamily 1977 51 Units 6 20010518 1900000 100 20010522 " 142,539 " " 1,900,000 " 20010518 100 20011218 142539 1.24 LBUBS2001C7 521000112 112 1/17/2002 No Canyon Creek Business Park 4060 Morena Boulevard San Diego CA 92032 Industrial/W'hse 1976 " 18,005 " Sq Feet 6 20010208 1675000 100 20010320 Folsom & Folsom " 9,513 " M. Austin Designer Floors " 4,848 " Peter Pontell " 1,920 " " 140,263 " " 1,675,000 " 20010208 100 20011218 133323 1.3 LBUBS2001C7 130000415 113 1/17/2002 No America U Stor-It 4524 US Highway 1 North St. Augustine FL 32084 Self-Storage 1997 " 28,375 " Sq Feet 6 20010718 1730000 92.4 20010825 " 164,440 " " 1,730,000 " 20010718 92.4 20011218 160184 1.5 LBUBS2001C7 343000265 114 1/17/2002 Yes - Chico Brentwood Apartments 712 Nord Ave. Chico CA 95926 Multifamily 1987 18 Units 6 20010723 1300000 100 20010731 " 98,688 " " 1,300,000 " 20010723 100 20011218 98688 1.24